Exhibit 99.2
viceroy miami miami, florida Property Information: I f ti Historic Performance and Valuation: Performanceand Acquisition Price: $33.5M ($227K per room) Estimated Discount to Replacement 50% Location: Miami, FL May 26, 2011 2010 Occupancy: 68% Acquired: Rooms: 148 2010 ADR: $Type: Luxury, Full-Service Forward 12-Month Cap Rate(1) : 7.2% -Built : 2009Forward 12-Month Cap(1) : Rate 5.1% — (1) Based on previously disclosed me after capital forecasted net reserves (“NOI”) andcasted hotel operating inco Proper t yHighlights: Hi hli ht beforeinterest beforeinterest,taxes,depreciationandamortization(“EBITDA”).Forwardcap ta es depreciationandamorti rate isbasedona isbased ation(“EBITDA”) $33 .5million 5 a investmentafteraccountingfor $ in For ard the $3.0 million capital contribution from the seller. 148 well-appointed guest rooms convenience that include flat screen HDTVs, kitchens and Sferracustom and robes designed linens arstler. by Kelly We Exclusive downtown Miami ICON Brickellresort location. Club 50 is a 117-seat indoor/outdoor the thfloor. 50 bar and lounge located on Eos is a Mediterranean-inspired, three-meal-a-day ith restaurant w indoor/outdoor seating. Cafe Icon is a coffee and sandwich shop that provides to the pool area. service Spa at Viceroy Miami is a full-service, g a 2,500-SF gym, 28,000-SF spa featurin 5000-SF water , ge,10 , pa treatment p loun s ,juice bar and Redwood saunas. ,jrooms Over 4,000 SF of meeting space Miami River, spread across three rooms with Biscayne Bay and city views. Onsite valet and 40 onsite parking spaces dedicated to the hotel. Guestroom Lobby Market Highlights: Competitive Set: Market Overview: Map Year Miami’s metro thmost populous in the U.S. area is the 9 Hotels Marker RoomsOpened The Miami Downtown North t achieved mpoundedannual marke a co evPARViceroyMiami 148 growth rate of 15.2% during the nd 2007. last recovery cycle from 2003 a InterContinental Hotel Miamiat r 1 641 Miami 1982 I n2009 , aUBS study UBSf73 world cities rankedMiami asthe o t d f73 ld iti ichest cityinthe rk dMi i th i h t it i th United States and t in the world the fifth-riches rchasing terms power. Mandarin Oriental Miami of pu 2 JWMarriott Hotel Miami 3 Demand Generators: Ritz-Carlton Coconut Grove Miami is a major international business, Four Seasons Hotel Miami 5 commerce and finance presence: Conrad Miami 6 308 -Largest concentration of international Total (excluding theViceroy Miami) banks in the U.S. Strong corporate environment: 1 - Burger King King- GreenbergTraurig -AkermanSenterfitt -Holland & Knight -Bacardi-Vector Group -TelefonicaUSA -Royal Carribean 2 Port of Miami had a record 4.2 million 3 passengers in 2010 and is one of the 6 busiest cargo ports in the U.S. 5 Premier tourism destination for national and international travelers Fir-l stcass sports,musicentertainment spots, usce teta e t and culture -5 professional sports teams: Miami Heat, Florida Marlins, Miami Dolphins, Florida Panthers and Miami FC Miami International Airport is the largest gateway between the U.S. and Latin Pool America Miami Downtown-NorthgSub-Market Performance Operatin ADR ($) RevPAR ($) Occupancy (%) 2000-2010 ADR CAGR: 3.5% 3.2% 2000-2010 RevPAR CAGR: $16072% 4 $12069% $80 66% Investment Highlights: Strengths Opportunities $40 63% Significant discount-to-replacement erations cost Premier Miami BrickellFinancial e the hotel’s District $- 60% location on the water Ancillary in the revenue high-profile ICON Brickelldevelopment Rental Recen tly built high-quality producth Minimal capital expenditure needsctices This summary information sheet containscertain“forward-looking“statements relating to, among other things,hotelEBITDAandhotelnetoperating income after capital reserves. Theforward-lookinge based on our beliefs, assumptions and expectations of futureperformance,takingintoaccountall information currently availabletous. terially from the forward-looking statementsmadeonthisation sheet. When we useActualresultscoulddifferma words “projected,” “expected,” “planned“and“estimated“orothersimilar expressions, we are identifying forward-looking ard-looking statements on this summary informationsheetarehe safe harbor of the. Theforw Securities Litigation Reform Act of 1995.Allinformationonthissheetisas of May 26, 2011. We undertake no duty toupdatetheinformationtoconformto actual results or changes in our expectations.Forion, please visit our website at www.pebblebrookhotels.com.